STATE OF SOUTH CAROLINA    )                                      EXHIBIT 10.1
                           )            LEASE AGREEMENT
COUNTY OF CHARLESTON       )

         THIS LEASE AGREEMENT is made and entered into on this __2nd____ day of JUNE, 2000, by and between SMD PROPERTIES, (hereinafter referred to as the "Landlord") and CHARLESTON GOLD AND DIAMOND EXCHANGE, INC. (hereinafter referred to as the "Tenant").

                              W I T N E S S E T H:

         1. Premises. The Landlord hereby Leases to the Tenant, and the Tenant hereby Leases from the Landlord, the premises of approximately 9,750 square feet identified as (the "Premises") of 975 Pinehollow Road, Mount Pleasant, SC 29464, (the "Building") and being more particularly described in and shown on the floor plan as "A-1" attached hereto and made a part hereof. The total rentable area of the Premises is stipulated to be the number above and shall be adjusted only by the Landlord as necessary to reflect actual changes in the Premises or Building. The building shall be built per the following plans and specifications that are incorporated, herein by reference:

   1)  Earthsource Engineering, SITE, CIVIL, & LANDSCAPE DRAWINGS
       Job Number: 99-153, Final Approval 12-22-99
   2)  McKellar & Associates Architects, Architectural Drawings
       Project Number: 99021.07, Final Approval 11-15-1999, A101 DATED 04-28-00:
   3) Devita & Associates, Structural, Electrical, Mechanical & Plumbing Project Number: 99081, Final Approval 11-3-99

         TO HAVE AND TO HOLD THE Premises upon the terms and conditions hereinafter set forth.

         2. Term. The term ("Term") of this Lease shall begin August 1, 2000 or as soon thereafter as Landlord delivers possession of the Premises to Tenant, or upon final completion and approval by Town of Mt. Pleasant (the "Commencement Date") and end at midnight on August 31, 2005 thereafter unless sooner terminated in accordance with the terms hereof. The Tenant shall be granted two (2) five-year (5) options to renew the lease with rental increases of (3%) three percent yearly.

         3. Possession. If for any reason Landlord fails to deliver possession of the Premises on or before the specified Commencement Date, this Lease shall remain in full force and effect and the Landlord shall have no liability for delay, but Base Rent and Additional Rent, ("Rent"), and Lease Term shall not commence until the later of the date Landlord delivers possession of the Premises to the Tenant or date of final completion and approval of the Town of Mt. Pleasant.

         4. Base Rent. The Tenant shall pay to the Landlord without deduction, set off, prior notice or demand, Base Rent ("Base Rent") as follows:
Year One: $14,421.88 per month; or $173,062.50 per year, with rental increases of (3%) three percent each year calculated from the from the previous year.

                  All Base Rent is payable in advance in equal monthly installments, on the first day of each and every calendar month during the Term hereof. All Base Rent payments shall be made to SMD PROPERTIES, 960 BERRY SHOALS ROAD, DUNCAN, S. C. 29334 or at such other place as the Landlord may designate in writing to Tenant. If the Commencement Date of this Lease is a day other than the first day of the month, Base Rent for the first month shall be prorated and paid with the first regular monthly installment. Any Base Rent hereunder which is not received by the fifth, (5th), day of each month shall be subject to a delinquency charge of the greater of either one and one half (1 1/2%) percent per month on the unpaid balance, accruing from the first day of every month for which Base Rent is due or the sum of One Hundred Dollars, ($100.00), so long as the amount does not exceed the amount allowed by applicable law. Said delinquency charge shall be in addition to the default provisions herein.

         5. Security Deposit. Tenant shall deposit the sum of TWENTY EIGHT THOUSAND EIGHT HUNDRED FORTY THREE DOLLARS AND SEVENTY-SIX CENTS ($28,843.76) with Landlord upon execution of this Lease as security for the full performance of all of the provisions of this Lease on its part (the "Security Deposit"). If at any time during the Term of this Lease, Tenant shall be in default, Landlord, without limitation of any other right or remedy which may apply because of such default, may (i) apply all or part of the Security Deposit for the payment of Rent in default; and/or (ii) appropriate all or part of the Security Deposit to cure the default, including, but not limited to, the defraying of any and all reasonable and necessary expenses incurred by Landlord in recovering possession of the Premises upon termination of this Lease. To the extent that all or any portion of the Security Deposit is thus applied or appropriated by the Landlord, and if this Lease is not terminated as a result of the default, Tenant, at Landlord's request and as a condition to the continuance of this Lease, shall pay to the Landlord, within ten (10) days of request by the Landlord, an amount sufficient to place in the Landlord's hands the amount of the original Security Deposit, taking into account the portion, if any, of the adjusted original Security Deposit as may not have been applied or expended by Landlord in accordance herewith.

                  Landlord may retain the Security Deposit in a general account with other funds. Tenant shall not be entitled to interest on the Security Deposit. If Tenant is not in default at the termination of this Lease, Landlord shall return the Security Deposit (or the portion that has not been applied or appropriated in accordance herewith) to the Tenant within thirty days (30) after the termination date of this Lease.

         6. Use. The Tenant shall use and occupy the Premises solely as general office and retail space and for no other purpose without the prior written consent of Landlord. Tenant shall comply with all laws, ordinances, orders, or regulations of any lawful authority having jurisdiction over the Premises and the use thereof. Tenant shall not at any time leave the Premises vacant, but shall in good faith continuously throughout the Term of this Lease conduct and carry on in the entire Premises the type of business for which the Premises are Leased.

                  Tenant shall not permit any objectionable or unpleasant odors to emanate from the Premises; nor place or permit any radio, television, loudspeaker or amplifier, on the roof or outside the Premises or where the same can be seen or heard from outside the Premises; nor place any antenna, awning or other projection on the exterior of the Premises; or take any action which would constitute a nuisance or would disturb or endanger other Tenants of the Building or unreasonably interfere with the use of their respective Premises; or do anything which would tend to injure the reputation of the Building.

                  Tenant expressly acknowledges that it is its responsibility to obtain a business license from the Town of Mount Pleasant, SC. Tenant represents, warrants and covenants to Landlord throughout the term of the Lease as follows:

                  (a) Tenant is and agrees to remain in compliance with all applicable federal, state and local laws relating to protection of the public health, welfare, and the environment ("environmental laws") with respect to Tenant's use and occupancy of the Premises. Tenant agrees to cause all of its employees, agents, contractors, sublessees, assignees, and any other persons occupying or present on the Premises ("occupants") to comply with all environmental laws applicable to their activities in and around the Premises.

                  (b) Tenant shall not bring into the Building or the Premises, nor shall it allow any occupant to bring into the Premises, any chemical, waste material or other substance that is defined or otherwise classified in any environmental laws as a "hazardous substance", "hazardous material", "hazardous waste", "toxic substance", or "toxic pollutant", except for small quantities of any such substances that are consistent with ordinary use of the Premises. If any quantity of any such substance is brought into the building or the Premises by Tenant or occupants for ordinary use, Tenant or occupants shall handle, use, and dispose of such substance in a reasonable and prudent manner and in compliance with all applicable environmental laws.

                  (c) Landlord or its representative may inspect the Premises at reasonable times, upon prior notice to Tenant, to insure compliance with the requirements of this paragraph. As part of its inspection, Landlord or its representative may take such samples as Landlord in its sole discretion deems necessary, including without limitation, samples of substances located on the Premises, and neither Landlord nor any representative shall have any liability to Tenant as a result of such sampling activity. In the event Landlord determines that Tenant possesses any substances in violation of this paragraph, Landlord shall notify Tenant and Tenant shall immediately remove those substances in compliance with all applicable laws, rules, ordinances, standards and regulations. In the event that Tenant fails to comply with the requirements of this paragraph, Landlord or its representative may enter the Premises and provide for the removal and disposal of those substances as Tenant's agent. Tenant agrees to remain responsible for the substances and to indemnify, defend, hold harmless, and protect Landlord and any representative of Landlord against all costs, fines, penalties, or damages incurred by Landlord or its agent, representative or property manager due to any activities by Landlord pursuant to this paragraph, except in the event of Landlord's negligence. Tenant agrees that no adequate remedy exist at law to enforce this paragraph and that damages would not make Landlord whole; accordingly, Tenant agrees that Landlord may seek and obtain injunctive relief to enforce this paragraph.

                  Tenant shall not place a load on any floor in the Premises exceeding the floor load such floor was designed to carry. Tenant shall not install, operate or maintain any heavy equipment in the Premises except in a manner that properly distributes weight. Landlord agrees that it is the Landlord's responsibility to ensure that the floor under the safe meets proper load standards and acknowledges that the safe will be installed on the Premises.

         7.       Substituted Premises.  Intentionally Deleted.

         8. Assignment or Sublet. Tenant shall not transfer or assign this Lease or sublet the demised Premises without the prior written consent of Landlord (not to be unreasonably withheld) and any attempt to do so shall be void and confer no rights upon any third person. The consent by Landlord to any transfer, assignment or subletting shall not be deemed a waiver by Landlord of any prohibition against any future transfer, assignment or subletting. Further, in the event that Tenant request the Landlord's consent to an assignment or sublease of fifty percent or more of the Premises, the Landlord shall have the option to release the Tenant of its obligations hereunder and accelerate the expiration of the term hereof, and Landlord may subsequently enter into a new lease agreement directly with any such tenant. Consent to one assignment or sublease shall not constitute a waiver of this provision with respect to subsequent transactions. Each subtenant or assignee shall be liable to Landlord for all obligations of the Tenant hereunder, but the Tenant shall not be thereby relieved of such obligations unless Landlord has exercised its option to release Tenant and accelerate expiration of the Term hereof, so that Landlord can enter into a new lease agreement with a new tenant. In such case, Tenant shall be relieved of any further obligation under the Lease. The Landlord shall have the right in its absolute and sole discretion to withhold consent to any sublease or assignment if Tenant shall be in default or breach of this Lease or if the proposed assignee or sublessee or its business will cause Landlord to incur any cost of whatever kind or nature.

                  Any transfer of this Lease from Tenant by merger, consolidation, liquidation, or otherwise by operation of law shall be deemed to constitute an assignment for the purpose of this Lease. In the event of a purported subletting of all or any part of said Premises or purported assignment of this Lease, it is mutually agreed that Tenant will nevertheless remain fully and primarily liable under the terms, covenants and conditions of this Lease. At Landlord's election, Landlord may consider any purported subletting or assignment a default and elect any remedies provided herein. If this Lease is assigned or if the Premises or any part thereof be subleased or occupied by anybody other than Tenant in contravention of this Lease, Landlord may, nevertheless, collect from the assignee, sublessee or occupant any rent payable by Tenant under this Lease and apply the amount collected to rent herein reserved, but such election will not be deemed an acceptance of the assignee, sublessee or occupant as Tenant nor a release of Tenant from performance under this Lease.

                  If Tenant of this Lease is a corporation, and if at any time during the term of this Lease the person or persons owning a majority of such corporation's voting shares on the date hereof shall cease to own a majority of such shares whether due to sale, assignment, operation of law or other disposition, Tenant will so notify Landlord and Landlord shall have the right, at its option, to terminate this Lease by notice to Tenant given within thirty days following receipt of such notice. This provision shall not be applicable to Tenant if all of the outstanding voting stock of such corporation is listed on a national securities exchange as defined in the Securities Exchange Act of 1934, as amended.

         9. Condition of Premises. Landlord agrees that the Premises shall be completed and finished according to the specifications described in Paragraph 1 and incorporated herein by reference. Landlord agrees to paint the interior of Premises in a color to be chosen by the Tenant and approved by the Landlord. Landlord shall install carpeting and light bulbs within the Premises prior to occupancy. Except as provided in the specifications, Landlord hereby disclaims any express or implied warranties as to the Premises including, but not limited to any implied warranty of merchantability or fitness for a particular purpose.

         10. Americans With Disabilities Act. Landlord warrants and represents that the Premises shall be built to comply with current standards of the American with Disabilities Act of 1990. The parties hereby agree that the Premises may be subject to the terms and conditions of the Americans With Disabilities Act of 1990 (hereinafter the "ADA"). The parties further agree and acknowledge that it shall be the sole responsibility of the Tenant to comply with any and all provisions of the ADA, as such compliance may be required to operate the Premises. The Tenant further agrees to indemnify and hold the Landlord harmless against any claims which may arise out of Tenant's failure to comply with the ADA, such indemnification shall include, but not necessarily be limited to, reasonable attorneys' fees, court costs and judgments as a result of said claims, except for such claims arising out of the Building as built by Landlord. Within ten days after receipt, Tenant shall advise the Landlord in writing and provide the Landlord with copies of any notices alleged in violation of ADA relating to any portion of the demised Premises, any claims made or threatened in writing regarding non-compliance with the ADA and relating to any portion of the Premises or any governmental or regulatory actions or investigations instituted or threatened regarding non-compliance with the ADA and relating to any portion of the Premises.

         11. Improvements. All improvements, alterations, and additions to the Premises desired by Tenant shall be made at Tenant's expense, in good and workmanlike manner and in accordance with plans and specifications which have been previously approved in writing by Landlord. If the improvements, alterations, or additions are to be made by a contractor other than Landlord's, Landlord reserves the right to approve such contractor, which approval shall not be unreasonably withheld, and to require adequate lien waivers, bonds, permits, licenses, and insurance. Tenant shall indemnify and hold Landlord harmless against any loss, liability or damage resulting from such work by the Tenant. All improvements and additions made by the Tenant attached to the Premises, including without limitation all partitions, carpets, lighting fixtures, doors, hardware, shelves, cabinets, safe, and ceilings, shall remain in the Premises and shall be surrendered to Landlord at the expiration or earlier termination of this Lease unless Landlord requests their removal in which event, Tenant shall remove the same and restore the Premises to its original condition at Tenant's expense. Tenant shall specifically have the right to remove modular systems that may be attached to walls or floors so long as Tenant repairs any damage to the walls or floors caused by installation or removal of any such item. If by reason of any alteration, repair, labor performed or materials furnished to the Premises for or on behalf of Tenant, any mechanic's or other lien shall be filed, claimed, perfected or otherwise established against the Premises, Tenant shall discharge or remove the lien by bonding or otherwise within fifteen (15) days after the same is filed. If Tenant fails to cause such lien or notice of lien to be discharged within such period, Landlord may, but shall not be obligated to, discharge the same either by paying the amount claimed to be due or by procuring the discharge of such lien by deposit, bond, or otherwise and Tenant shall reimburse Landlord for such amounts upon demand.

         12. Utilities and Services. Landlord shall, during the Term hereof, furnish Tenant, without charge: reasonable quantities of water to lavatories in or appurtenant to the Premises. Landlord shall contract for and pay for installation of heating, cooling and electric systems for the Premises including lighting and small business machine purposes only, such as word processors, personal computers, electric typewriters and calculators, with all applicable federal and state regulations. Janitorial services for cleaning of the Premises shall be provided by the Tenant. Tenant shall furnish, at its own expense and without damage or threat of damage to the Premises or any part of the Building, any utilities or services required for its use of the Premises, including, but not limited to, telephone service and electrical power and connections for electronic data processing equipment and other large business equipment.

         13. Repairs by Landlord. Upon reasonable notice from Tenant, Landlord shall make necessary repairs to: (1) roof; (2) foundation; (3) exterior wall; (4) any load bearing interior walls of the Premises; (5) below grade plumbing lines; and (6) replacement of the components of the heating and air conditioning equipment that services the Premises if necessitated by ordinary wear and tear, provided that said repairs shall not be occasioned by fire or other casualties as contemplated in paragraph 20 herein, however, Landlord shall not be required to repair windows, plate glass, doors or any fixtures and appurtenances composed of glass or any damage caused by any act, omission, misuse or negligence of Tenant, Tenant's agents or Tenant's invitees. Tenant shall keep the Premises in good, clean and habitable condition. At the expiration of the Lease, Tenant shall surrender the Premises in good condition, excepting reasonable wear and tear.

         14. Rubbish. Tenant shall take good care of the Premises and keep the same free from waste at all times. Tenant shall store all trash and garbage within the Premises, arranging for the regular pick up of such trash and garbage at Landlord's expense. Receiving and delivery of goods and merchandise and removal of garbage and trash shall be made only in the manner and areas prescribed by Landlord. Tenant shall not operate an incinerator or burn trash or garbage within the Premises or any Common Area.

         15. Signs; Displays. Tenant shall not, without Landlord's prior written consent, (a) install any exterior lighting, decorations, paintings, awnings, canopies, or the like or (b) erect or install any signs, window or door lettering, placards, decorations and advertising media of any type which can be viewed from the exterior of the Premises. All signs, placards, lettering, decorations, and advertising media shall conform in all respects to the sign criteria established by Landlord for the building from time to time in the exercise of its sole discretion and shall be subject to the prior written approval of Landlord as to construction, method of attachment, size, shape, height, lighting, color, and general appearance. All signs shall be kept in good condition and in proper operating order at all times.

                  Tenant shall remove any such signs, lettering, placards, or decorations at the expiration or earlier termination of this Lease and repair any damage to the Premises and/or building caused by the installation or removal of same.

         16. Property of Tenant. Tenant may, and at the expiration or earlier termination hereof shall, remove all furniture, equipment, and other personal property which Tenant shall have placed in the Premises or on the exterior thereof; provided that Tenant shall repair any damage to the Premises caused by the installation or removal of the same. All such property shall, during the Term hereof, be at the risk of the Tenant only, and Landlord shall not be liable for any loss thereof or damage thereto resulting from any cause whatsoever; and each policy of insurance covering such property shall contain a standard waiver of subrogation endorsement. Any such property not removed at the expiration or earlier termination of this Lease shall be deemed abandoned and may be disposed of by the Landlord in any manner whatsoever. Landlord shall have the right to deduct any costs and expenses incurred by Landlord in disposing of Tenant's property from the security deposit. In the event that the costs and expenses incurred by Landlord exceed the balance of the security deposit, Tenant shall reimburse Landlord for the discrepancy between the balance of the security deposit and the actual costs and expenses incurred by the Landlord.

         17. Landlord's Liability. Landlord shall not be responsible or liable for and Tenant hereby expressly waives all claims against Landlord for injury to persons or damage to Tenant's property resulting from:

                  (i) Water, snow or ice being upon or coming through the roof, walls, windows or otherwise;

                  (ii)     Wind, water or flooding;

                  (iii) Any act, omission or negligence of co-tenants or other persons or occupants of the Building;

                  (iv) The acts of any owners or occupants of adjoining or contiguous property; or

                  (v)      Failure of the electrical  system, the heating or air
                           conditioning   systems,  or  the  plumbing  or  sewer
                           systems,

                  Landlord shall not be liable for any damage occasioned by its failure to keep the Premises in repair unless Landlord is obligated to make such repairs under the terms hereof, notice of the need for such repairs has been given Landlord, a reasonable time has elapsed and Landlord has failed to make such repairs. Notwithstanding the above, Tenant does not waive all claims against Landlord for injury to persons or damage to Tenants property resulting from (I) - (v) above, when such a damage is due to Landlord's failure to keep Premises under repair or acts, omission or negligence of Landlord's agents or employees.

         18. Additional Rent, Taxes and Insurance. In addition to the Base Rent provided for in Paragraph Four (4) herein, Tenant shall pay to the Landlord, as Additional Rent, its pro-rata share of all increases in insurance (liability, fire and extended coverage insurance carried by Landlord insuring the Building) and real estate taxes assessed on the Building and/or the land upon which the Building is located. Such payment shall be due and payable thirty
(30) days after a statement thereof is rendered to Tenant by Landlord. If said Additional Rent is not received by Landlord a delinquency charge of one and one-half (1 1/2%) percent per month shall accrue on the unpaid amount from the due date until paid. The term "real estate taxes" shall include any taxes, assessments, levies or charges assessed or imposed on the land and/or the Building of which the Premises forms a part. Tenant shall pay prior to delinquency all personal property taxes and assessments of every kind or nature imposed or assessed upon or with respect to furnishings, fixtures, equipment, and other property of Tenant placed on the Premises. For purposes hereof, Tenant's pro-rata share of the above items shall be based upon the number of square feet comprising the Building. Landlord shall, during the entire Term hereof, maintain in force, casualty insurance on its interest in the Premises in such amounts and against such hazards and contingencies as Landlord shall deem desirable for its own protection; provided, however, Landlord shall not be obligated to insure any furniture, equipment, or other property placed in the Premises by or at the expense of Tenant. Tenant shall not permit any use of the Premises that would invalidate or conflict with the known terms of any insurance policy covering risks insured by Landlord, and Tenant shall pay the cost of any premium amounts above standard rates for such insurance occasioned by the nature of Tenant's use of the Premises.

         19. Public Liability Insurance. Tenant shall obtain and maintain a comprehensive policy of liability insurance with respect to the Premises naming Landlord and any designee of Landlord as additional insured and protecting Landlord, Tenant and any designee of Landlord against any liability which arises from any occurrence on or about the Premises or any appurtenances thereof, or any of the claims against which Tenant is required to indemnify Landlord pursuant to this Lease. Such policy shall be written by a company satisfactory to Landlord. The coverage limits shall be at least One Million Dollars, ($1,000,000.), with respect to combined single limits of bodily injury or death per occurrence, One Million Dollars, ($1,000,000.), with respect to bodily injury or death of more than one person in any one occurrence and at least Five Hundred Thousand Dollars, ($500,000.) for property damage per occurrence. Said policy(ies) must contain a provision that they will not be canceled or changed without first giving Landlord thirty (30) days prior written notice. Tenant shall provide Certificate of Insurance to Landlord prior to taking possession of the Premises. Each policy of insurance Tenant is required to carry under this Lease shall contain a waiver of subrogation against Landlord and Tenant hereby waives all rights of recovery or causes of action against Landlord for any damage or injury covered by Tenant's insurance or by the type of insurance required of Tenant by this Lease.

         20. Damage or Destruction by Casualty. If the Premises are wholly or partially destroyed by fire or other casualty, Landlord shall, at its own expense, promptly restore the Premises to substantially the same condition as existed when Tenant took possession of the Premises, unless said damage was caused by Tenant, its agents, licensees, employees, invitees, or visitors, in which case any repair shall be at Tenant's expense; provided, however, Landlord may by notice to Tenant within sixty (60) days after the date of such damage or destruction elect, at its option, not to restore or repair the Premises and Landlord or Tenant may thereafter, at its option, cancel this Lease. If the Premises cannot be restored within ninety (90) days of the date of such damage or destruction, either Landlord or Tenant shall have the option to cancel this Lease with written notice thereof to the other party within said period.

                  If all or any portion of the Premises is damaged by fire or other casualty insurable under a standard fire insurance policy with a standard extended coverage endorsement, not caused by the fault or neglect of Tenant or Tenant's agents, and this Lease is not terminated pursuant to any provision of this Lease, the following shall apply: from the date of the occurrence until the Premises, or the portion thereof which is damaged, is rebuilt or repaired, Base Rent and Additional Rent shall abate in the proportion that the area of the portion of the Premises rendered unusable for the permitted use hereunder bears to the entire area of the Premises. If the fire or other casualty is caused by the fault or neglect of Tenant or Tenant's agents, Base Rent shall not abate.

         21. Eminent Domain. If the whole of the Premises, or such portion thereof as will make the Premises unsuitable for the use contemplated hereby, be taken or condemned by any public or quasi-public authority (including any conveyance in lieu thereof), then the Term hereof shall cease as of the date possession thereof is taken by the condemnor, and Base Rent and Additional Rent shall be accounted for as between Landlord and Tenant as of that date. If any lesser portion of the Premises is thus taken or condemned, Base Rent and Additional Rent shall abate in proportion to the loss of the use occasioned thereby. Tenant shall not have any right or claim to any part of any award made to or received by Landlord for such taking or any right or claim against Landlord for the value for the unexpired term of this Lease; provided, however, nothing contained herein shall preclude Tenant from making a claim directly against the condemning authority for loss of business, cost of moving, etc.

         22. Indemnity. Tenant shall defend, indemnify and hold harmless Landlord, Landlord's agents and property managers and any mortgagee from and against all claims for injuries to persons or property or administrative or criminal action by a governmental authority, which arises from:

                  (i) Tenant's possession, use, occupation, management, repair, maintenance or control of the Premises or any other portion thereof;

                  (ii) Any act or omission of Tenant or Tenant's agents, employees or invitees;

                  (iii) Any default, breach, violation or non-performance of this Lease by Tenant; or

                  (iv) Any injury to person or property or loss of life sustained in or about the Premises.

                  Tenant shall defend any claims against Landlord, Landlord's agents, property managers, and any mortgagees with respect to the foregoing or in any action in which they may be impleaded. Tenant shall pay, satisfy and discharge any judgments, orders and decrees which may be recovered against the Landlord, property manager and/or any mortgagee in connection with the foregoing. Tenant needs indemnification for losses, etc. caused by Landlord, Landlord's agents or property managers.

                  If Landlord, without fault on its part, is made a party to any litigation commenced by or against Tenant, Tenant agrees to protect and hold Landlord harmless therefrom and to pay all costs, expenses and reasonable attorneys' fees incurred or paid by Landlord in connection with such litigation.

                  Landlord shall defend, indemnify and hold harmless Tenant, Tenant's agents and property managers and any mortgagee from and against all claims for injuries to persons or property or administrative or criminal action by a governmental authority, which arises from:

                  (i) Landlord's possession, use, occupation, management, repair, maintenance or control of the Premises or any other portion thereof;

                  (ii) Any act or omission of Landlord or Landlord's agents, employees or invitees;

                  (iii) Any default, breach, violation or non-performance of this Lease by Landlord; or

                  (iv) Any injury to person or property or loss of life sustained in or about the Premises caused by Landlord, Landlord's agents, employees, or property managers.

                  Landlord shall defend any claims against Tenant, Tenant's agents, property managers, and any mortgagees with respect to the foregoing or in any action in which they may be impleaded. Landlord shall pay, satisfy and discharge any judgments, orders and decrees, which may be recovered against the Tenant, property manager and/or any mortgagee in connection with the foregoing.

                  If Tenant, without fault on its part, is made a party to any litigation commenced by or against Landlord, Landlord agrees to protect and hold Tenant harmless therefrom and to pay all costs, expenses and reasonable attorneys' fees incurred or paid by Tenant in connection with such litigation.

         23. Landlord's Entry. Upon twenty-four (24) hours notice to Tenant, Landlord may enter the Premises during business hours, and in a reasonable manner to inspect or exhibit same, to comply with Landlord's obligations hereunder, to exercise Landlord's rights under this Lease agreement, or to make repairs or renovations required in connection with adjoining spaces. Additionally, Tenant expressly authorizes Landlord to enter the Premises, without prior notice, in case of an emergency to take action necessary to preserve the Premises. Tenant will permit Landlord to place and maintain "For Rent" or "For Lease" signs on the Premises during the last ninety (90) days of the Lease Term without compensation to Tenant.

         24. Default and Remedies. If Tenant shall fail to pay either Base Rent or Additional Rent when due, or any other sums of money becoming due hereunder within ten (10) days of written notice, or if Tenant shall default in the performance of any of the other terms, conditions, or covenants contained in this Lease within thirty (30) days after written notice thereof or does not, within such thirty (30) days, commence such act or acts as shall be necessary to remedy a default, which is not curable within said thirty (30) days for reasons beyond the control of Tenant, and shall not complete such act or acts within sixty (60) days after written notice, or if Tenant shall become bankrupt or insolvent, or file any debtor proceedings, or file in any court pursuant to any statute, either of the United States or any state a petition in bankruptcy or insolvency or for reorganization, or file or have filed against it a petition for the appointment of a receiver or trustee for substantially all of the assets of Tenant, or if Tenant makes an assignment for the benefit of creditors, or petitions for or enters into an arrangement with its creditors, or if Tenant shall abandon the Premises or suffer the Lease to be taken under any writ of execution and such writ is not vacated or set aside within fifteen (15) days, an event of default shall have occurred. Without terminating the Lease, and with a Court Order, Landlord shall have the right to re-enter and take possession of the Premises or any part thereof and repossess the same and expel the Tenant and those claiming through or under the Tenant and remove the effects of both or either with force, if necessary, without being deemed guilty in trespass or of a forcible entry or detainer and without prejudice to any remedies for arrears of rent or preceding breach of covenants. In such event, the Landlord shall be entitled to recover from the Tenant all damages incurred by the Landlord by reason of the Tenant's default, including but not limited to the cost of recovering possession of the Premises, expenses of reletting including necessary repair of any damages to the Premises, reasonable attorneys' fees, any real estate commission actually paid, the worth at the time of the unpaid Base Rent for the balance of the Term. If Landlord should take possession pursuant to legal proceedings, it may either terminate this Lease or it may from time to time without terminating this Lease, relet the Premises for such Term and at such rentals and upon such other terms and conditions as the Landlord may deem advisable. If such reletting shall yield rentals insufficient for any month to pay the rental due by Tenant hereunder for that month, Tenant shall be liable to Landlord for the deficiency and same shall be paid monthly. No such re-entry or taking possession of the Premises by Landlord shall be construed as an election to terminate this Lease unless written notice of such intention be given by the Landlord to the Tenant at the time of such re-entry; but, not withstanding any such re-entry and reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach. If as a result of Tenant's default hereunder, Landlord shall institute legal proceedings for the enforcement of Tenant's obligations, Tenant shall pay all costs incurred by Landlord, including reasonable attorneys' fees.

                  Landlord may relet all or any part of the Premises for all or any part of the unexpired portion of the Term of this Lease or for any longer period. Landlord may accept any rental then obtainable, grant any concessions of rent, and make any repairs of damage to the Premises for any new Tenant, as Landlord may deem advisable

         25. Right to Close Common Areas. Landlord shall have the right to close all or any portions of the common areas to such extent as may, in the opinion of Landlord's counsel, be legally sufficient to prevent a dedication thereof or the accrual of any rights to any person or to the public therein and to close temporarily, if necessary, any part of the common areas in order to discourage non-customer parking, to permit alterations of existing buildings and other improvements or the construction of additional buildings or other improvements.

         26. Arbitration. At Landlord's request, any disagreement between the parties hereto with respect to the interpretation or application of this Lease, or the obligations of the parties hereunder, or to any matter of dispute arising between the parties hereto, shall be determined by arbitrators. Such arbitration shall be conducted before three (3) arbitrators (unless the parties hereto agree to one arbitrator). Landlord shall have the right to name one (1) arbitrator and the Tenant shall name one (1) arbitrator. The two (2) arbitrators shall then choose a third arbitrator. The arbitrators shall conduct their proceedings and make their decisions in strict conformity with the South Carolina Uniform Arbitration Act; provided, however, such arbitrators shall apply applicable South Carolina law to any controversy. All such arbitration proceedings hereunder shall be conducted in Charleston County, South Carolina. The decision of the arbitrator or arbitrators, as the case may be, shall be final, conclusive and binding upon the parties hereto.

         27. Remedies Cumulative Non-Waiver. No remedy herein or otherwise conferred upon or reserved to Landlord or Tenant shall be considered exclusive of any other remedy, but the same shall be distinct, separate and cumulative and shall be in addition to every other remedy given hereunder, or now or hereafter existing at law or in equity; and every power and remedy given by this Lease Agreement may be exercised from time to time as often as occasion may arise or as may be deemed expedient. No delay or omission of Landlord to exercise any right or power arising from any default on the part of Tenant shall impair any such right or power, or shall be construed to be a waiver of any such default, or any future default, or an acquiescence therein. The acceptance of Base Rent by Landlord with knowledge of default by Tenant hereunder shall not constitute a waiver of such default.

         28. Limited Recourse. The liability of Landlord to Tenant for any default by Landlord under the terms of this Lease shall be limited to the proceeds of sale on execution of the interest of Landlord in the Premises and Landlord shall not be personally liable for any deficiency, except that Landlord shall remain personally liable to account to Tenant for any Security Deposit hereunder. The clause shall not be deemed to limit or deny any remedies, which Tenant may have in the event of default by Landlord hereunder, which do not involve the personal liability of Landlord. The liability of Tenant to Landlord for any default by Tenant under the terms of this Lease shall be united to the Base Rent due for the remaining Term of Lease and Tenant shall not be personally liable for any deficiency.

         29. Quiet Enjoyment. If Tenant shall pay the Base Rent and Additional Rent when due and perform and observe all of the other covenants and conditions to be performed and observed by it hereunder, Tenant shall at all times during the term hereof have the peaceable and quiet enjoyment of the Premises without interference from Landlord or any person lawfully claiming through Landlord, subject, however, to the terms of this Lease Agreement and any mortgages or deeds of trust provided for in Paragraph 31 hereof.

         30. Estoppel Agreement. Within ten (10) days after written request thereof by the Landlord or any mortgagee or trustee under a mortgage or deed of trust covering the Premises, Tenant shall deliver in recordable form a statement to any mortgagee, trustee or other transferee, or to Landlord, certifying any facts that are then true with respect to this Lease Agreement, including without limitation (if such may be the case) that this Lease Agreement is in full force and effect, that Tenant is in possession, that Tenant commenced the payment of Rent, and that Tenant claims no defense or set-off to the due and full performance of its obligations under this Lease Agreement.

         31. Subordination and Attornment; Transfer. Tenant agrees that this Lease shall be subject to and subordinate to any mortgages, deeds of trust or any ground Lease now or hereafter placed upon the Premises, the Building, or land upon which the Premises is located and to all modifications thereto, and to all present and future advances made with respect to any such mortgage or deed of trust. Tenant agrees to attorn to the mortgagee, trustee, or beneficiary under such mortgage or deed of trust, and to the purchaser at a sale pursuant to the foreclosure thereof, and to the lessor in the event of a termination of any such ground Lease.

                  In the event of the transfer and assignment by Landlord of its interest in this Lease and in the Building containing the Premises to a person expressly assuming Landlord's obligations under this Lease, Landlord shall thereby be released from any further obligations hereunder, and Tenant agrees to look solely to such successor in interest of the Landlord for performance of such obligations. Any Security Deposit given by Tenant to secure performance of Tenant's obligations hereunder may be assigned and transferred by Landlord to such successor in interest, and Landlord shall thereby be discharged of any further obligation relating thereto.

         32. Jurisdiction and Venue. Tenant expressly consents that the Courts of the State of South Carolina shall have jurisdiction over any dispute arising out of this Lease or the Premises between Landlord and Tenant (unless Landlord exercises its rights to arbitration), that the County of Charleston shall be the proper place of venue for any such proceeding and Tenant expressly waives any rights to object to same.

         33. Notices. All notices provided for in this Lease Agreement shall be in writing and shall be deemed to be given when sent by registered or certified mail, return receipt requested, postage prepaid, and addressed as follows:

                             If to Landlord:
                             SMD PROPERTIES
                             960 BERRY SHOALS ROAD
                             DUNCAN, South Carolina 29334

                             If to Tenant:
                             CHARLESTON GOLD AND DIAMOND EXCHANGE, INC.
                             503 Wando Park Boulevard
                             Mt. Pleasant,  South Carolina 29464

                  Notices shall also be sent to the holder or holders of any mortgage or deed of trust covering the Premises at such address as such holder or holders may have given by notice as herein provided. Either party hereto, or any such holder, may from time to time, by notice as herein provided, designated a different address to which notices to it shall be sent.

         34. Governing Law. This Lease Agreement shall be governed by, construed and enforced in accordance with the laws of the State of South Carolina.

         35. Nature and Extent of Agreement. This Lease Agreement, including the exhibits attached hereto, contains the complete agreement between the parties regarding the terms and conditions of the Lease of the Premises, and there are no oral or written conditions, terms, warranties, understandings, or other agreements pertaining thereto which have not been incorporated herein. This Lease Agreement may be modified only by written instrument duly executed by either parties or their respective successors in interest.

         36. Holding Over. This Lease expires at the end of the Term defined herein, but it is expressly understood that if Tenant holds over for another month at the end of said Term for any purpose, and Landlord accepts Rent for said month, such acceptance shall operate as a renewal of the tenancy for another month and for each additional month for which Landlord accepts Rent. Should Landlord require possession of the Premises, it shall give Tenant thirty
(30) days to vacate the said Premises during such hold over period. The monthly Base Rent during the hold over period shall be at fifty percent (50%) increase above the monthly Base Rent paid for the last month of the term as set forth herein.

         37. Attorney's Fees. If Tenant defaults in the performance of any of the covenants of this Lease and by reason thereof the Landlord employs the service of an attorney to enforce performance by Tenant, or to evict Tenant, to collect monies due by Tenant, or to perform any service based upon said default, then the Tenant shall pay a reasonable attorney's fee and all reasonable expenses and costs incurred by Landlord pertaining thereto.

                  If Landlord defaults in the performance of any of the covenants of this Lease and by reason thereof the Tenant employs the service of an attorney to enforce performance by Landlord, to collect monies due by Landlord, or to perform any service based upon said default, then the Landlord shall pay a reasonable attorney's fee and all reasonable expenses and costs incurred by Tenant pertaining thereto.

         38. Non-Waiver. The failure of Landlord or Tenant to insist upon strict performance of any of the terms, conditions and covenants herein shall not be deemed to be a waiver of any rights or remedies that Landlord and Tenant may have, and shall not be deemed a waiver of any subsequent breach or default in the terms, conditions and covenants herein contained except as may be expressly waived in writing.

         39. Non-Easement. It is understood and agreed that this Lease does not grant any rights to light and air over property adjoining the land on which the Premises is situated.

         40. No Representations by Landlord. Tenant acknowledges that neither Landlord nor any broker, agent or employee of Landlord has made any representations or promises with respect to the Premises or the Building except as herein expressly set forth in the Lease Agreement, and any attachments hereto or incorporated by reference, and no rights, privileges, easements or licenses are acquired by Tenant except as herein expressly set forth.

         41. Time is of the Essence. It is understood and agreed between the parties hereto that time is of the essence in all of the terms and provisions of this Lease.

         42. Caption and Titles. The captions and titles appearing within this Lease are for reference only and shall not be considered a part of this Lease or in any way modify, amend, or affect the provisions thereof.

         43. Grammatical Changes. The proper grammatical changes shall be understood and apply where necessary to designate the plural rather than the singular and the masculine or feminine gender.

         44. Recordation and Documentary Stamp Taxes. This Lease shall not be recorded, but a short form referring to this Lease, describing the Premises setting forth the term thereof may be recorded by either party. The cost of recording shall be paid by the recording party.

         45. No Partnership or Joint Venture. Landlord does not, in any way or for any purpose, become a partner of Tenant in the conduct of its business, or otherwise, or a joint venturer or a member of a joint enterprise with Tenant.

         46. Binding Agreement. The conditions, covenants and agreements contained in this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors, heirs, executors, administrators and assigns except as otherwise provided in this Agreement. No rights, however, shall inure to the benefit of any assignee of Tenant unless the assignment to such assignee has been approved in accordance with the provisions set out in this Lease.

         47. Brokerage: Tenant represents and warrants to Landlord that they have not dealt with any broker or finder in connection with the transaction contemplated by this Lease other than ReMax Realty, who represents the Landlord. Landlord agrees to pay to Broker the commission earned by reason of this transaction as agreed upon between Landlord and Broker. Tenant shall defend, indemnify and hold harmless Landlord and Landlord's Agent against any and all expense, cost, damage or liability (including without limitation, court costs and reasonable attorney's fees, at trial and appeal) resulting from the claims of any other brokers, or those claiming to have performed services in the nature of brokerage or finding services.

         48. Authority. If Tenant is a corporation, general partnership or limited partnership, each person executing this Lease on behalf of Tenant hereby covenants and warrants that Tenant is a duly organized corporation, general partnership or limited partnership (as the case my be) qualified to do business in the State of South Carolina, that it has full authority to enter into this Lease and that each person executing this Lease on behalf of Tenant is authorized to do so.

         49. Interpretation Presumption. The Landlord and Tenant expressly agree that in the event of a dispute concerning the interpretation of this Agreement, each party hereby waives the doctrine that an ambiguity should be interpreted against the party who drafted the document.

         50. No Limitation of Rights and Remedies. All rights and remedies of Landlord and Tenant herein enumerated shall be cumulative and shall not be construed to exclude any other remedies allowed at law or in equity.

         51. Accord and Satisfaction. No payment by Tenant or receipt by Landlord of a lessor amount than the Base Rent herein stipulated will be deemed to be other than on account of the earliest stipulated rent nor shall any endorsement or statement on any check or any letter accompanying any check or payment of rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy provided for in this Lease or available at law or in equity.

         52. Force Majeure. In the event that either party hereto shall be delayed or hindered in or prevented from the performance of any act required hereunder by reason of strikes, lockouts, inability to procure labor or materials, failure of power, restrictive governmental laws or regulations, riots, war, fire, or other casualty or other reason of a similar or dissimilar nature beyond the reasonable control of the party delayed in performing work, or doing acts required under the terms of this Lease, then performance of such acts shall be excused for the period of delay and the period for the performance of any such acts shall be extended for a period equivalent to the period of such delay. After the commencement date, the provisions of this paragraph shall not operate to excuse Tenant from the prompt payment of rent as required by this Lease and shall not extend the term of this Lease. Delays or failures to perform resulting from lack of funds shall not be deemed delays beyond the reasonable control of a party.

         53. Third Party Rights. The rights and obligations arising under this Lease are personal between Landlord and Tenant and such rights and obligations shall not be enforceable by any third party. Furthermore, Tenant recognizes that it has no third party rights arising out of any agreement between Landlord and any party other than Tenant regardless of any benefits accruing to Tenant by virtue of such agreement.

         54. Option/Offer. The Tenant shall have an option to purchase as per the terms and conditions specified in the AGREEMENT TO BUY AND SELL and attached hereto as "A-2" Dated May 3rd, 2000 between SMD Properties and Dallas Gold and Silver Exchange. This option to purchase shall terminate ONE (1) YEAR from the date of delivery of the Premises. If the above said option is exercised all monies received, as security deposit shall apply towards the earnest money deposit on the AGREEMENT TO BUY AND SELL.

         IN WITNESS WHEREOF, the parties hereto have hereunto set their respective hands and seals on the day and year first above written.

WITNESSES:                          Landlord:


________________________            By: ___________________________
As to Landlord
                                    Its: __________________________

                                    Dated: ________________________


                                    Tenant:

________________________            By: ___________________________
As to Tenant
                                    Its: __________________________

                                    Dated: ________________________